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                                                                    EXHIBIT 10.2

RESTRUCTURE AGREEMENT

        This Restructure Agreement ("Agreement") is made as of October 9, 2001 by and among SILICON VALLEY BANK, a California banking corporation ("SVB"), INTERNATIONAL MICROCOMPUTER SOFTWARE, INC., a California corporation ("IMSI" or "Borrower"), ARTTODAY.COM, Inc. an Arizona Corporation ("ArtToday"), and DIGITAL CREATIVE DEVELOPMENT CORPORATION ("DCDC") a Utah corporation.

RECITALS

    A. IMSI is indebted to SVB pursuant to a Loan and Security Agreement dated November 3, 1998 ("SVB Loan Agreement").

           The obligations under the Loan Agreement ("SVB Obligations") are secured by all assets of IMSI described in said agreement ("Collateral").

           In addition, the SVB Obligations are secured by the terms of the Intellectual Property Security Agreement ("IMSI IP Security Agreement") executed by IMSI dated November 3, 1998 and by the assets described therein ("IP Collateral").

           In addition, the SVB Obligations and the UBOC Obligations are secured by the terms of a Pledge Agreement ("Pledge Agreement") executed by IMSI encumbering all shares of stock in ArtToday which are owned by IMSI.

    B. IMSI was obligated to Union Bank of California ("UBOC") pursuant to the terms of the First Amended and Restated Loan Agreement dated as of April 23, 1999, between IMSI and UBOC, including all promissory notes issued thereto and all documents executed in connection therewith, as amended and modified (collectively, "UBOC Loan Agreement"). DCDC has purchased the UBOC Loan Agreement and all rights and liabilities associated therewith.

           The obligations under the UBOC Loan Agreement ("UBOC Obligations") are secured by the assets described in said agreement ("Collateral").

           In addition, the UBOC Obligations are secured by the terms of the Intellectual Property Security Agreement executed by IMSI dated November 3, 1999 and by the assets described therein ("IP Collateral").

           In addition, the UBOC Obligations are secured by the terms of the Pledge Agreement encumbering all shares of stock in ArtToday which are owned by Borrower.

           The UBOC Obligations have been assigned to and assumed by DCDC.

    C. UBOC and SVB have entered into an Intercreditor Agreement dated as of November 3, 1998 ("Intercreditor Agreement") which among other things provides that UBOC's lien on the assets of Borrower shall be senior to SVB's lien.

    D. The SVB Obligations and the UBOC Obligations are guarantied pursuant to the terms of a Limited Guaranty executed by ArtToday. ("ArtToday Guaranty").


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    E.     The obligations of ArtToday under the ArtToday Guaranty are secured by all of the assets of ArtToday pursuant to the terms of:

           (i) a Security Agreement (All Personal Property Assets) ("ArtToday Security Agreement"); and

           (ii) an the Intellectual Property Security Agreement executed by ArtToday ("ArtToday IP Security Agreement").

    F. IMSI is obligated to various unsecured creditors (collectively the "Unsecured Creditors") as a result of which an Unofficial Committee of Unsecured Creditors ("Committee") has been formed. (The claims held by the Unsecured Creditors shall be collectively referred to as the "Unsecured Claims".) A UCC-1 lien has been filed in the name of Credit Manager's Association on behalf of the Unsecured Creditors.

    G. IMSI may be obligated to Imageline, Inc. ("Imageline") pursuant to an arbitration award in the amount of $2,600,000.

    H. Baystar Capital L.P. ("Baystar Capital") is a creditor of IMSI pursuant to a Senior Subordinated Convertible Note dated as of May 24, 1999 ("Baystar Note"). The obligations under the Baystar Note are subordinated to the SVB Obligations and the UBOC Obligations.

    I. Heller Financial, Inc. ("Heller Financial") has filed a judgment lien against IMSI.

    J. IMSI is in default under the UBOC Loan Agreement and the SVB Loan Agreement.

    K. DCDC intends to merge with and into a wholly-owned subsidiary of IMSI ("Merger Subsidiary") in such a manner that Merger Subsidiary acquires all assets and obligations of DCDC ("Merger Transaction"). The UBOC Loan Agreement will become one of the assets of Merger Subsidiary following the Merger Transaction.

    L. Concurrent with or prior to the completion of the Merger Transaction as provided or referred to herein, (i) SVB will reduce the amounts owed by IMSI under the SVB Loan Agreement; (ii) the Intercreditor Agreement will be terminated; (iii) SVB will retain a senior lien on the assets of IMSI to secure the amounts owed to SVB by IMSI, (iv) SVB will retain a senior lien on the assets of ArtToday to secure the amounts owed to SVB by ArtToday; (v) the holder of the UBOC Loan Agreement will subordinate the UBOC Obligations and the liens which secure such obligations to the SVB Obligations and the liens which secure such obligations and execute a Pledge Agreement in connection therewith; (vi) the Unsecured Creditors will agree to accept 10% of their claims in full satisfaction of their claims; and (vii) Imageline will agree to accept an agreed upon sum to satisfy the arbitration award in favor of Imageline.

    M. Defined terms used but not defined in this Agreement shall have the meaning provided in the Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals and the covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Acknowledgement of SVB Obligations. IMSI and DCDC and ArtToday hereby acknowledge as follows:


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Borrower is obligated to SVB according to the terms of the SVB Loan Agreement.

As of September 28, 2001 the following amounts were outstanding: principal in the sum of $3,248,291.88; interest in the sum of $749,125.21; and costs of SVB, including reasonable attorneys' fees and costs in an amount to be specified.

Acknowledgment of Liens. IMSI, DCDC, and ArtToday hereby agree and acknowledge that: Prior to this Agreement becoming effective, pursuant to the terms of the SVB Loan Agreement and the IMSI IP Security Agreement, SVB Obligations have been and are currently secured by a lien on all of IMSI's' personal property assets, including, without limitation, its intellectual property assets. Said liens have been fully perfected.

Upon this Agreement becoming effective and the subordination of the UBOC Loan and Liens, the SVB Obligations shall be secured by a first priority lien on all of IMSI's personal property assets. Said lien is and shall remain in full force and effect and shall remain fully perfected.

Default. IMSI, DCDC, and ArtToday hereby agree and acknowledge that the SVB Loan Agreement is in default (hereinafter the "Stated Defaults") by virtue of the fact that the loan payments due have not been paid.

No Required Advances. As a result of the Stated Defaults, SVB is not required to make any further advances under the Loan Agreement.

UBOC Loan and Lien.
Concurrent herewith or prior hereto, DCDC shall purchase the UBOC Loan Agreement and shall acquire as assignee all liens securing the UBOC Loan Agreement and all of UBOC's rights thereunder and thereto.

Concurrent herewith DCDC, as holder of the UBOC Loan Agreement shall execute a Subordination Agreement in form and substance as set forth in Exhibit A hereto. According to the terms thereof repayment of the UBOC Loan Agreement (and any guaranty thereof) shall be subordinated to repayment of the SVB Obligations (and any guaranty thereof), and the lien which secures the UBOC Loan Agreement shall be subordinated to the lien held by SVB to secure the SVB Obligations.

All collateral held by UBOC and/or DCDC to secure the UBOC Loan Agreement shall be delivered to SVB concurrent with the execution of this Agreement, including without limitation the stock in ArtToday held by UBOC under to the ArtToday Pledge Agreement.

Concurrent herewith (i) DCDC shall execute a Pledge Agreement ("DCDC Pledge Agreement") in form and substance as set forth in Exhibit B granting a lien on the UBOC Loan Agreement and related documents to secure DCDC's obligations under the Subordination Agreement; (ii) DCDC shall deliver to SVB, the UBOC Loan Agreement as collateral; (iii) SVB shall file such UCC-1 Financing Statements or UCC-3 Assignments as it deems appropriate to protect or perfect its position as assignee of DCDC's interests.

Upon completion of the Merger Transaction, DCDC or IMSI shall inform SVB of completion of the Merger Transaction and Merger Subsidiary shall execute and deliver to SVB a Reaffirmation of Subordination Agreement in form and substance as set forth in Exhibit C, reaffirming the subordination of the UBOC Obligations.

Neither DCDC nor Merger Subsidiary shall assign or transfer any interest in the UBOC Loan Agreement unless the assignee or transferee agree in writing to be bound by the terms of the Subordination Agreement and SVB consents to such assignment or transfer in writing.

Intercreditor Agreement.


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The Intercreditor Agreement shall be deemed terminated effective immediately and automatically upon effectiveness of the Revised Promissory Note referred to below in Section 11.a.

Thereafter the Intercreditor Agreement shall not under any circumstances be revived or reinstated without written agreement of both SVB and the then holder of the UBOC Loan Agreement.

Unsecured Creditor Claims.

IMSI is in negotiation with the holders of the Unsecured Claims and IMSI intend to have the Unsecured Creditor enter into one or more written agreements by which each shall agree that: (A) each shall accept payment of ten percent (10%) or less of their respective claims in full satisfaction of such claims, and (B) such payment shall be made after payment in full of the Revised Promissory Note.

IMSI agrees that under no circumstance will it make any payment on any Unsecured Claims until the Revised Promissory Note has been paid in full.

Imageline Claims.

IMSI represents and warrants that Imageline does not claim a lien on or ownership interest in any asset in which SVB has a lien to secure the SVB Obligations ("Collateral Asset").

To the extent that Imageline shall assert a claim or interest in any Collateral Asset or shall seek to enforce the judgment lien, IMSI will take all necessary steps to promptly satisfy or release such claims subject to the restrictions specified below.

IMSI agrees that under no circumstance will it make any payment to Imageline until the Revised Promissory Note has been paid in full.

Baystar Capital.

IMSI represents and warrants that Baystar Capital is an unsecured creditor of IMSI and has no lien on any assets to secure the debt owed by IMSI.

To the extent that Baystar should assert a claim or interest in any Collateral Assets, IMSI will take all necessary steps to promptly satisfy or release such claim subject to the restrictions specified below.

IMSI agrees that under no circumstance will it make any payment to Baystar Capital until the Revised Promissory Note has been paid in full.

Heller Financial.

To the extent Heller Financial shall seek to enforce its judgment lien, IMSI will take all necessary steps to promptly satisfy or release such claims subject to the restrictions below.

IMSI agrees that under no circumstance will it make any payment to Heller Financial until the Revised Promissory Note has been paid in full.

Modification of SVB Obligations.

Concurrent herewith IMSI shall execute a Revised Promissory Note in form and structure as set forth in Exhibit D.

Upon execution and delivery to SVB of the Restructure Documents specified below, and (ii) completion of the Related Actions specified below, the monetary obligation owed to SVB under the SVB Loan Agreement ("Original SVB Obligations") shall be reduced to the monetary obligation as set forth in the Revised Promissory Note ("Revised SVB Obligations").

SVB hereby agrees that it upon the effectiveness of the Revised Promissory Note, SVB shall automatically and immediately be deemed to waive: (i) the Stated Defaults; (ii) any defaults which may have arisen solely by virtue of


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the consummation of the merger of DCDC into IMSI; and (iii) its claim to any monetary amounts in excess of the Revised Promissory Note as of the effective date thereof. However, the waiver referred to above shall not be deemed to waive or modify any other of the provisions of the SVB Loan Agreement; nor shall it be deemed to otherwise waive or affect any right of SVB under the SVB Loan Agreement.

The term "Restructure Documents" shall mean:

        this Agreement;

        the Revised Promissory Note referred to in Section 9.a;

        the DCDC Subordination Agreement referred to in Section 5.b. above;

        the DCDC Pledge Agreement referred to in Section 5.d above;

        the Subsidiary Reaffirmation Agreement referred to in Section 5.e;

        the Reaffirmation of Guaranty and Security Agreement referred to below in Section 13;

        the legal opinions and the other documents referred to in Section 20.

The "Related Actions" shall mean all of the following:

        Transfer by UBOC to DCDC of the UBOC Loan Agreement and all of UBOC's rights thereunder as referred to in Section 5 above;

        and Termination of the Intercreditor Agreement as referred to in Section 6 above;

        Delivery to SVB of the UBOC Loan Agreement and all related instruments and documents

        Payment of the Restructure Expenses to SVB (as defined below);

Restructure Expenses. SVB shall be reimbursed all reasonable legal fees and expenses incurred in the negotiation, preparation and documentation of this Agreement and all related documents, which amounts are to be paid upon demand by SVB at or following the execution or delivery of this Agreement and which amount shall not exceed the sum of twenty thousand dollars.

Reaffirmation by Merger Subsidiary. The Subordination Security Agreement shall be executed by Merger Subsidiary in form and substance as in Exhibit E which shall become effective immediately upon the merger of DCDC and Merger Subsidiary. Said agreement shall be executed either concurrent herewith or upon the formation of the Merger Subsidiary whichever is later.

Personal Property Security Interests. IMSI shall execute such other documents and take such action as may be requested by SVB to perfect, enforce or memorialize SVB's security interest in any Collateral Agreement.

Reaffirmation of Guaranty. ArtToday hereby acknowledges, agrees, admits and represents that: ArtToday has guaranteed all obligations of IMSI to SVB under the SVB Loan Agreement, subject to the limitations as set forth in the Limited Guaranty therein. The Limited Guaranty applies to the obligations of IMSI to SVB following the merger of DCDC into Merger Subsidiary.

Subject to the limitations as provided therein, the Limited Guaranty remains in full force and effect and there are no defenses to the liability of ArtToday under the Guaranty and its liability thereunder has not been exonerated or released in any way.

The Guaranty shall continue to guaranty payment of amounts owed under the SVB Loan Agreement as modified herein, on the terms provided in the Guaranty. ArtToday shall execute and deliver to SVB a Reaffirmation of Guaranty in the form attached hereto as Exhibit F ("Reaffirmation of Guaranty").

ArtToday hereby consents to the modification of the SVB Loan Agreement as provided herein. The ArtToday Security Agreement shall continue to secure the ArtToday Guaranty. The ArtToday Security Agreement remains in full force and effect and there are no defenses to the rights of SVB thereunder.


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Further Assurances. Each of the parties hereto shall take all actions and execute such documents as are requested to implement the provisions of this Agreement or any document executed in connection herewith, and to recognize, perfect or enforce the rights of the parties hereunder or thereunder.

Representation and Warranties of SVB. SVB hereby makes the following representations and warranties to IMSI, DCDC and ArtToday: (i) All corporate action on the part of SVB, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the agreement contemplated hereby and the performance of all obligations of SVB under such agreements has been taken or will be taken prior to their execution, and this Agreement; and (ii) the agreements contemplated to which SVB is a party herein constitute valid and legally binding obligations of SVB, enforceable in accordance with their terms, except as subject to laws of general application relating to bankruptcy, insolvency and relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

Separation of Entities and Assets.

IMSI shall not at any time, transfer any assets of IMSI to Merger Subsidiary or to DCDC. Following completion of the Merger Transaction, Merger Subsidiary shall be an entity separate from and independent of IMSI and ArtToday. IMSI shall take all action necessary to maintain the separateness of independence of Merger Subsidiary and its assets from IMSI and ArtToday.

To the extent that there is any creditor of DCDC prior to the Merger Transaction and who should claim a lien on any asset of either ArtToday or IMSI after the Merger Transaction, IMSI will segregate all proceeds of such collateral from the proceeds of collateral which was subject to SVB's liens prior to completion of the Merger Transaction. Such funds will be deposited into an interest bearing account, and SVB shall be given a lien on such account.

No Other Defaults. IMSI and DCDC represent and warrant that to the best of their knowledge and belief no defaults exist under the SVB Loan Agreement other than the Stated Defaults.

Additional Representations and Warranties To SVB. The following representations and warranties are made to SVB:

DCDC hereby represents and warrants to SVB as follows:

        DCDC is duly organized, validly existing and in good standing under the laws of the state of Utah with its principal place of business at 67 Irving Place North, 4th Floor, New York, New York, and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted; and

        DCDC is qualified or licensed to do business, and in good standing as a foreign corporation in the State of California and, as the case may be, in all other jurisdictions in which such qualification or licensing is required.

IMSI represents and warrants to SVB as follows:

        IMSI is duly organized, validly existing and in good standing under the laws of the state of California with its principal place of business at 75 Rowland Way, Novato, California and has all requisite corporate power and authority to carry on its business as now conducted or proposed to be conducted;

        IMSI is qualified or licensed to do business, and in good standing as a foreign corporation or foreign limited liability company, as the case may be, in all jurisdictions in which such qualification or licensing is required;


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        IMSI has no trademarks, copyrights or patents except those identified in the IMSI IP Security Agreement. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held; all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same, including without limitation the patents and patent applications; all trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of IMSI connected with and symbolized by such trademarks are set forth on Exhibit G hereto;

        IMSI holds all of the shares of stock in ArtToday;

        IMSI holds or will hold all of the shares of stock, or all of the membership interest in Merger Subsidiary; and

        Except for agreements contemplated hereby, IMSI has not sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business.

ArtToday represents and warrants to SVB as follows:

        ArtToday is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, or if not in good standing, shall be in good standing in the State of Arizona within ten
        (10) day as of the signing of this Agreement and remain in good standing until the SVB Obligations are paid in full;

        ArtToday has all requisite corporate power and authority to carry on its business as now conducted and proposed to be conducted;

        ArtToday's principal place of business is at 75 Rowland Way, Novato, California;

        ArtToday has no trademarks, copyrights or patents except those identified in the ArtToday IP Security Agreement. Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held; all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same, including without limitation the patents and patent applications; all trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of ArtToday connected with and symbolized by such trademarks are set forth on Exhibit H hereto; and

        ArtToday is qualified or licensed to do business, and in good standing as a foreign corporation or foreign limited liability company, as the case may be, in all jurisdictions in which such qualification or licensing is required.

DCDC and IMSI each severally represents and warrants to SVB as follows:

        The Merger Agreement attached hereto as Exhibit I, is the true, correct and final form evidencing the Merger Transaction, and has not been and will not be in any way amended, annulled, rescinded, repealed, revoked or supplemented.

DCDC, IMSI, and ArtToday each severally represents and warrants to SVB as follows:


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        The execution, delivery and performance of this Agreement and of any instrument or agreement required by this Agreement are within its powers, have been duly authorized, are not in conflict with the terms of any of its charters, bylaws or other organization papers and are not in conflict with any law or any indenture, agreement or undertaking to which it is a party or by which it is bound or affected. The execution, delivery and performance of this Agreement and the agreements contemplated herein and the consummation of the transactions contemplated hereby and thereby will not be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any instrument, judgment, order, writ, decree or contract or an event which results in the creation of, any lien, charge or encumbrance upon any of its assets.

        There is no litigation, claim, proceeding or dispute pending (or to its knowledge threatened) against or affecting it or its financial condition which either would impair its ability to perform the obligations hereunder, questions the validity of this Agreement of the agreements contemplated hereby, or which has not already been expressly disclosed to SVB in writing.

        This Agreement is a legal, valid and binding agreement of the each, enforceable against each of them in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable.

        All financial information submitted by or on its behalf to SVB is true and correct in all material respects and is complete insofar as may be necessary to give SVB a true and accurate knowledge of the subject matter thereof.

        No event has occurred and is continuing which constitutes an Event of Default of such party under this Agreement or which would become an Event of Default (defined below) upon a lapse of time or with notice if applicable.

        It is not aware of any rights, any patents, trademarks, service marks, trade names, copyrights, trade secrets or proprietary rights and processes held by third parties that it will be required to obtain in order to conduct its business as proposed to be conducted and that cannot be obtained on commercially reasonable terms from such parties. Except as disclosed in writing to SVB, it has not received any communications alleging that it has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is it aware of any reasonable basis for any such allegations.

IMSI and ArtToday each severally represent and warrant to SVB as follows:

There are no liens, claims or interests in the assets which are subject to SVB's lien granted except for SVB's lien and the lien which secures the UBOC Obligations referred to in the Recitals above;

        SVB holds and shall retain a first priority lien on the assets of IMSI and of ArtToday, following execution of the DCDC Subordination Agreement; and

        SVB holds and shall retain a first priority lien on all of the shares of stock in ArtToday, following execution of the DCDC Subordination Agreement

There are no other defaults under the Loan Agreement other than the Stated Defaults.

Legal Opinions/Officer Certificates. Relating to the representations and warranties provided above, SVB will be provided with: (i) one or more legal opinions in the form attached hereto as Exhibit J, and (ii) officer certificates in form as attached hereto as Exhibit K.


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Events of Default. At the option of SVB, the following shall constitute an
"Event of Default" under this Agreement:

        Breach of any provision of this Agreement or any agreement, instrument or certificate executed pursuant hereto.

        Breach (whether presently existing or hereafter occurring) of any provision of, or the occurrence of an Event of Default, excluding the Stated Defaults, under the SVB Loan Agreement.

        Discovery that: (i) any representation or warranty herein or in any agreement, instrument or certificate executed pursuant hereto; or (ii) any financial information provided to SVB in connection herewith, was false or misleading in any material respect when made or provided to SVB.

        Any action by Imageline to foreclose on or enforce its judgment loan.

        Any action by Heller Financial to foreclose on or enforce its judgment lien.

        Any action by the Unsecured Creditors to enforce the lien granted to the Credit Manager's Association.

Remedies Upon Default. Upon the occurrence of an Event of Default, SVB may at its option and without notice or demand:

        Immediately make demand for all obligations owed under the SVB Loan Agreement and/or the Revised Promissory Note and/or this Agreement.

        Immediately enforce all rights under this Agreement and the SVB Loan Agreement and under applicable law.

        Exercise any or all of its remedies under the SVB Loan Agreement, the IP Security Agreement, or the Pledge Agreement under applicable law.

        Enforce the Limited Guaranty and all agreements securing the Limited Guaranty.

        Have the right to enforce one or more remedies partially, successively or concurrently, and in any order it deems appropriate. SVB's enforcement of any remedy or remedies shall not estop or prevent SVB from pursuing any additional remedy or remedies that it may have hereunder or by law.

Waiver and Release of SVB.

In further consideration of SVB entering into this IMSI and DCDC and ArtToday and each of their past and present officers, shareholders, directors, employees, agents, successors and assigns (collectively referred to as the "IMSI Releasing Parties") hereby waive and release any and all claims, rights and defenses, causes of action and offsets of any nature whatsoever (known or unknown) which each of the IMSI Releasing Parties now has (or might have) against SVB, all of SVB's past and present officers, directors, employees, agents, attorneys or representatives arising from or in any way related to the SVB Loan Agreement and all modifications, supplements and extensions thereto, all the advances thereunder, all documents executed in connection therewith and SVB's actions in connection therewith.

This waiver and release is not intended to release and waive, nor shall it be interpreted as releasing and waiving, rights, defenses, claims, causes of actions and offsets arising from or related to this Agreement and the breach of any representation, warranty or covenant contained herein.


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Each of the IMSI Releasing Parties understands (a) that it is possible that unknown losses or claims may exist, or (b) that past known losses have been underestimated; nevertheless each of the IMSI Releasing Parties is taking this risk into account in determining the consideration it is to receive for this release through this Agreement. Consequently, each of the IMSI Releasing Parties expressly waives all rights and benefits conferred by Section 1542 of the California Civil Code which provides as follows:

        "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

        The waiver and release specified above will become effective immediately upon: (i) execution and delivery to SVB of the Transaction Documents and
        (ii) completion of the Related Actions.

Preservation of Agreements. Except as expressly modified herein, the terms and conditions of the SVB Loan Agreement, the IP Security Agreement, the Pledge Agreement, the Limited Guaranty, the ArtToday Security Agreement, and the ArtToday IP Security Agreement remain in full force and effect and unmodified.

Controlling Provisions. To the extent that there is any inconsistency or conflict between the terms, conditions and provisions of the SVB Loan Agreement, the IP Security Agreement, the Pledge Agreement, this Agreement, the Limited Guaranty, the ArtToday Security Agreement, and the ArtToday IP Security Agreement the terms, conditions and provisions of this Agreement will prevail.

Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the parties hereto other than SVB may not assign this Agreement or any rights and duties or obligations of them hereunder without the prior written consent of SVB. SVB may assign this Agreement with the assignment of the SVB Loan Agreement.

No Waiver. No consent or waiver under this Agreement shall be effective unless made in writing and signed by the party consenting or waiving. No waiver of any breach or default shall be deemed a waiver of any breach or default thereafter occurring.

Attorneys' Fees and Expenses. IMSI, DCDC and ArtToday shall severally pay SVB for all reasonable attorneys' fees and costs incurred by SVB in connection with or related to its respective default under this Agreement, whether or not a legal proceeding is commenced. In the event of any action by SVB to enforce this Agreement or any instrument or agreement required by this Agreement or to enforce or interpret SVB's rights under such agreement or instrument (whether in a state, federal or bankruptcy court or otherwise), each of IMSI, DCDC and ArtToday agree to pay all expenses incurred by SVB including but not limited to reasonable attorneys' fees and costs, to the extent that it is the party against which enforcement is sought.

Severability. In the event that any provision, or portions thereof, of this Agreement is held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

Execution in Counterparts. This Agreement and each of the other documents executed in connection with this Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Captions. The captions contained in this Agreement are for the convenience of the parties and shall not be deemed or construed as in any way limiting or extending the language of the provisions to which said captions may refer.

Notices. All notices, demands, or requests from one party to another shall, unless otherwise specified herein, be delivered personally or sent by mail, certified or registered, return receipt requested or sent by facsimile, to the persons and addresses identified below. Any such notice, demand or request shall be deemed to have been received when personally delivered or five (5) days after mailing or upon delivery by facsimile in the manner set forth below:

SVB:                                              WITH NOTICE TO:

Silicon Valley Bank                               Peter S. Munoz
160 Spear Street, Suite 360                       Crosby, Heafey, Roach & May
San Francisco, CA  94105                          Two Embarcadero Center, 20th Floor
Attn:  Susan Phillips McGee                       San Francisco, CA  94111
Facsimile:  415-369-0195                          Facsimile:  (415) 391-8269

IMSI:                                             WITH NOTICE TO:

Geoffrey Koblick, President                       David M. Greenberg, Esq.
International Microcomputer Software, Inc.        David M. Greenberg, P.C.
75 Rowland Way                                    60 East Sir Francis Drake Blvd.
Novato, California 94945                          Larkspur, California 94939
Facsimile 415-897-2544                            Facsimile:  415-925-8875

ARTTODAY:                                         WITH NOTICE TO:

Geoffrey Koblick, CEO                             David M. Greenberg, Esq.
ARTTODAY.COM, Inc.                                David M. Greenberg, P.C.
75 Rowland Way                                    60 East Sir Francis Drake Blvd.
Novato, California 94945                          Larkspur, California 94939
Facsimile 415-897-2544                            Facsimile:  415-925-8875

DCDC:                                             WITH NOTICE TO:

Martin Wade, President & CEO                      Hank Gracin, Esq.
Digital Creative Development Corporation          Lehman & Eilen, LLP
67 Irving Place North, 4th Floor                  50 Charles Lindbergh Blvd., Suite 505
New York, New York 10003                          Uniondale, New York 11553
Facsimile:  212-388-9897                          Facsimile:  516-222-0948

or at such other address as such party may designate by ten (10) days' advance written notice to the other parties pursuant to this paragraph.

Advice of Attorney. Each of the parties hereto expressly declares that it knows and understands the contents of this Agreement and has had an opportunity to consult with an attorney regarding its form and content.

No Other Beneficiaries. Nothing contained in this Agreement is intended, nor shall it be construed or deemed, to confer any rights, powers or privileges on any person, firm, partnership, corporation or other entity who or which is not an express party herein or a successor-in-interest to any party hereto.

Neutral Construction. Each of the parties hereto has been involved in the negotiation, review and execution of this Agreement; and each has had the opportunity to receive independent legal advice from an attorney or attorneys of its choice with respect to the advisability of making and executing this Agreement. In the event of any dispute or controversy regarding this Agreement, the parties hereto shall be considered to be the joint authors of this Agreement and no provision of this Agreement shall be interpreted against a party hereto because of authorship.

WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT (WHETHER ARISING UNDER THE CONSTITUTION OF THE UNITED STATES, THE STATE OF CALIFORNIA OR OF ANY OTHER STATE, OR ANY FOREIGN JURISDICTION, UNDER ANY STATUTES REGARDING OR RULES OF CIVIL PROCEDURE APPLICABLE IN ANY STATE OR FEDERAL OR FOREIGN LEGAL PROCEEDING, UNDER COMMON LAW, OR OTHERWISE) TO DEMAND OR HAVE A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, THE LOAN AGREEMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DISCUSSIONS, DEALINGS OR ACTIONS OF SUCH PERSONS OR ANY OF THEM (WHETHER ORAL OR WRITTEN) WITH RESPECT THERETO, OR TO THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH SUCH PERSON HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY TRIAL COURT WITHOUT A JURY, AND THAT ANY OTHER PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER AND EACH OF THEM, ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR SVB ACCEPTING THIS AGREEMENT. BY WAIVING A JURY TRIAL, THE PARTIES INTEND CLAIMS AND DISPUTES TO BE RESOLVED BY A JUDGE ACTING WITHOUT A JURY IN ORDER TO AVOID THE DELAYS, EXPENSE AND RISK OF MISTAKEN INTERPRETATIONS WHICH EACH PARTY ACKNOWLEDGES TO BE GREATER WITH JURY TRIALS THAN WITH NON-JURY TRIALS. NOTHING IN THIS SECTION DEALING WITH WAIVER OF JURY TRIAL SHALL BE DEEMED TO WAIVE ANY PROVISION OF THE SUCCEEDING PARAGRAPH DEALING WITH ARBITRATION, BUT RATHER TO SUPPLEMENT THE AGREEMENT OF THE PARTIES TO ARBITRATE TO THE EXTENT, IF ANY, THAT ANY OR ALL DISPUTES AMONG THE PARTIES ARE LITIGATED IN A LEGAL ACTION DESPITE THE ARBITRATION PROVISION.

INITIALS:

-------------   -------------   -------------   -------------   -------------

Arbitration. In the event of any dispute, claim or controversy between the parties arising out of or in any way relating to this Agreement or any term or condition of this Agreement, whether in contract, tort, equity or otherwise, and whether relating to the meaning, interpretation, effect, validity, performance or enforcement thereof, including any controversy as to the arbitrability thereof, such dispute, claim or controversy shall be resolved by and through an arbitration proceeding before a single arbitrator in Santa Clara County, California, pursuant to the commercial arbitration rules of the American Arbitration Association. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties hereto and may be specifically enforced by legal proceedings. The parties intend that they be permitted to conduct reasonable and expedited discovery in advance of any arbitration proceeding.

Controlling Law. This Agreement and any instrument or agreement executed in connection with this Agreement shall be governed by and construed under the laws of the State of California without regard to conflict of law principles.

Venue and Jurisdiction. Any and all legal proceedings to enforce or interpret this Agreement and any instrument or agreement executed in connection with this Agreement and the rights thereunder (including any action to compel arbitration hereunder or to enforce any award or judgment rendered thereby) shall be governed in accordance with paragraph 34 of the Restructure Agreement. Jurisdiction and venue on such matters shall be appropriate in any state court within the City and County of San Francisco, State of California, or the County of Santa Clara, State of California, or the federal courts located in the Northern District of California, at SVB's election. The parties hereto each waives any right it may have to assert the doctrine of forum non-conveniens or to object to such venue. Each of the parties hereto hereby consents to and submits to the jurisdiction of such courts and to any court-ordered relief issued by such courts.

IN WITNESS WHEREOF, the parties hereto have executed this Restructure Agreement.

                                   SILICON VALLEY BANK,
                                   a California banking corporation

                                   By:  /s/ SUSAN PHILLIPS McGEE
                                        ----------------------------------------

                                   DIGITAL CREATIVE DEVELOPMENT CORPORATION, a Utah corporation

                                   By:  /s/ MARTIN WADE III
                                        ----------------------------------------
                                   Its: President and CEO
                                        ----------------------------------------

                                   INTERNATIONAL MICROCOMPUTER SOFTWARE, INC., a California corporation

                                   By:  /s/ MARTIN WADE III
                                        ----------------------------------------
                                   Its: CEO
                                        ----------------------------------------

                                   ARTTODAY.COM, INC.,
                                   an Arizona corporation

                                   By:  /s/ MARTIN WADE III
                                        ----------------------------------------
                                   Its: CEO
                                        ----------------------------------------

                                   APPROVED AS TO FORM:
                                   CROSBY, HEAFEY, ROACH & MAY,
                                   PROFESSIONAL CORPORATION

                                   By:
                                        ----------------------------------------
                                                     Peter S. Munoz
                                            Attorneys for Silicon Valley Bank

EXHIBIT "A"

SUBORDINATION AGREEMENT

EXHIBIT "B"

DCDC PLEDGE AGREEMENT

EXHIBIT "C"

REAFFIRMATION OF SUBORDINATION AGREEMENT

EXHIBIT "D"

REVISED PROMISSORY NOTE

EXHIBIT "E"

SUBORDINATION OF SECURITY AGREEMENT BY MERGER SUBSIDIARY

EXHIBIT "F

REAFFIRMATION OF GUARANTEE BY ARTTODAY

EXHIBIT "G"

IMSI COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

None

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

None

SCHEDULE C - UNREGISTERED COPYRIGHTS

(Where No Copyright Application Is Pending)

None

IMSI PATENTS

None

IMSI TRADEMARKS

       TRADEMARK DESCRIPTION      COUNTRY        REG. NO         STATUS
       ---------------------      -------        -------         ------
       TurboCAD                   USA            1736115         Live
       FormTool                   USA            1391469         Live
       FloorPlan                  USA            1655925         Live
       WinDelete                  USA            1939951         Live
       EZ Language                USA            1926749         Live
       Living Media               USA            1954650         Live
       IMSI                       USA            1982398         Live
       IMSI                       USA            2164950         Live

       IMSI                       USA            1980954         Live
       IMSI                       USA            2159821         Live
       IMSI Publisher             USA            1808946         Live
       IMSI Mouse                 USA            1818785         Live
       EZ Internet                USA            2150003         Live
       TurboPublisher             USA            2038641         Live
       TurboDraw                  USA            2038648         Live
       TurboProject               USA            2122203         Live
       FloorPlan                  USA            2308531         Live

       IMSI:
       MasterPhotos Studio                            UpdateNow
       MasterPhotos 75,000                            MasterClips Email Animator
       MasterPhotos 50,000                            MasterClips 303,000
       MasterPhotos 25,000                            MasterClips 202,000
       MicroCookbook                                  MasterClips 150,000
       Graphics Converter                             MasterClips 150,000 (Mac)
       Graphics File Converter                        MasterClips 101,000 (Mac)
       NetAccelerator Deluxe                          MasterClips 35,000 (Mac)
       NetAccelerator v2                              MasterClips 75,000
       Net Accelerator v3                             MasterClips 45,000
       NetAccelerator                                 TurboCAD Professional v4 - v7
       MasterPublisher 97                             TurboCAD v4 - v7
       TotalCAD 2D/3D                                 TurboCAD 3D Modeler
       John Ash Wine Country Cuisine                  TurboSketch
       PeopleScheduler                                TurboCAD 2D/3D for Windows
       Web Business Builder                           TurboCAD 2D/3D for Mac
       MultiMedia Fusion                              TurboCAD Designer v5 - v7
       Lumiere                                        Flow!
       RAM Shield                                     FormTool Express
       UpdateNow                                      FormTool Scan&OCR
       John Ash Wine Country Cuisine                  Lumiere
       MasterPhotos Studio                            FormTool v4
       MasterPhotos 75,000                            IMSI Publisher
       MasterPhotos 50,000                            Living Media
       MasterPhotos 25,000                            3D Design Plus
       MicroCookbook                                  Web Business Builder
       Graphics Converter                             MultiMedia Fusion
       Graphics File Converter                        PeopleScheduler
       NetAccelerator Deluxe                          WinDelete 97
       NetAccelerator v2                              WinDelete Deluxe
       Net Accelerator v3                             MapLinx Professional
       NetAccelerator                                 HiJaak Pro v4.5, v5
       MasterPublisher 97                             Hijaak v5 Professional
       TotalCAD 2D/3D                                 RAM Shield

EXHIBIT "H"

ARTTODAY COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

None

SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

None

SCHEDULE C - UNREGISTERED COPYRIGHTS

(Where No Copyright Application Is Pending)

None

ARTTODAY PATENTS

PATENT DESCRIPTION            DOCKET NO.    COUNTRY     SERIAL NO.      FILING DATE   STATUS
------------------            ----------    -------     ----------      -----------   ------
Computer-Implemented                        U.S.A.      Application     2/29/96       Pending
Optimization of Publishing                              60/012,697
Layouts

ARTTODAY TRADEMARKS

       TRADEMARK DESCRIPTION      COUNTRY        SERIAL NO.       REG. NO        STATUS
       ---------------------      -------        ----------       -------        ------
1)     Costodometer               U.S.A.         74-669,432       1,972,787      Registered
2)     The Newspaper Architect    U.S.A.         74-669,399       1,973,744      Registered
3)     The Magazine Architect     U.S.A.         74-669,311       1,972,785      Registered
4)     Poteus                     U.S.A.         74-669,310       1,968,407      Registered
5)     Rebel Artist
6)     ArtToday
7)     DeskGallery
8)     DeskPaint

EXHIBIT "I"

MERGER AGREEMENT

EXHIBIT "J"

LEGAL OPINION

EXHIBIT "K"

SECRETARY / INCUMBENCY CERTIFICATE